Exhibit 10.3

EXECUTION COPY

First Amendment
to
Intercreditor Agreement

This First Amendment to Intercreditor Agreement (this “Amendment”) is entered into as of August 7, 2012, between Bank of America, N.A. (“Bank of America”) in its capacity as collateral agent for the First Lien Secured Parties (as defined in the Existing Intercreditor Agreement referred to below) and Wells Fargo Bank, National Association (“Wells Fargo”) in its capacity as collateral agent for the Junior Lien Secured Parties (as defined in the Intercreditor Agreement referred to below) with reference to the following.

Recitals

A.            Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services Inc. in its capacity as collateral agent for the First Lien Secured Parties (and predecessor to Bank of America as collateral agent for the First Lien Secured Parties (as defined in the Existing Intercreditor Agreement referred to below) and Wells Fargo in its capacity as collateral agent for the Junior Lien Secured Parties (as defined in the Existing Intercreditor Agreement referred to below) entered into an Intercreditor Agreement dated as of May 31, 2007 (such agreement the “Existing Intercreditor Agreement”, and the Existing Intercreditor Agreement as amended by this Amendment and as further amended, amended and restated, extended, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”).

B.            The Existing Intercreditor Agreement contemplated that Junior Lien Obligations (as defined in the Existing Intercreditor Agreement) in addition to the Indenture Obligations (as defined in the Existing Intercreditor Agreement) could be issued or otherwise incurred by Universal Hospital Services, Inc. (the “Company”) or any other Grantor (as defined in the Existing Intercreditor Agreement) and such additional Junior Lien Obligations would be subject to the terms of the Existing Intercreditor Agreement.

C.            The Company intends to issue certain additional Junior Lien Obligations consisting of $425,000,000 in aggregate principal amount of Second Lien Senior Secured Notes due 2020 (including any additional notes issued under the New Indenture referred to below, the “ New Notes”) issued under the Indenture dated on or about the date hereof (as amended, amended and restated, extended, refinanced, supplemented or otherwise modified from time to time, the “New Indenture”) among the Company and Wells Fargo, as trustee (in such capacity and together with its successors and assigns, the “New Trustee”), which New Notes will be secured by the liens granted under the Amended and Restated Second Lien Security Agreement, dated as of August 7, 2012 between the Company and Wells Fargo as collateral agent for the Secured Parties (as defined therein) (as amended, amended and restated, extended, refinanced, supplemented or otherwise modified from time to time, the “Second Lien Security Agreement”).  The Company and each other Grantor may in the future issue or otherwise incur additional Junior Lien Obligations as contemplated by the Existing Intercreditor Agreement.

D.            The Existing Intercreditor Agreement is being amended as set forth herein in order to (i) accurately reflect the agreement of the parties with respect to the New Notes and any such future additional Junior Lien Obligations, (ii) acknowledge Bank of America as successor collateral agent for the First Lien Secured Parties and (iii) pursuant to Section 8.3 of the Existing Intercreditor Agreement to acknowledge (A) that Obligations in respect of the New Notes and the related guarantees thereof secured by the Second Lien Security Agreement are Junior Lien Obligations for purposes of the Existing Intercreditor Agreement, (B) Wells Fargo as collateral agent for the holders of the New Notes is a “Junior Lien Representative” and that in such capacity, Wells Fargo, the holders of the New Notes and the New Trustee are “Junior Lien Secured Parties” in each case for all purposes of the Intercreditor Agreement.

The parties hereto agree as follows:

1.             Defined Terms.  Capitalized terms used in this Amendment and not otherwise defined are used with the meanings ascribed to them in the Existing Intercreditor Agreement.

2.             Amendments to Existing Agreement.

(a)           Section 1.1 of the Existing Intercreditor Agreement is hereby amended as follows:

(i)            in the definition of “Junior Lien Obligations” appearing therein, replacing each appearance of the words “the Indenture” appearing therein with the words “each then extant Junior Lien Document”; and

(ii)           in the definition of “Junior Lien Security Documents” appearing therein, deleting the words “so long as the Indenture Obligations are outstanding,” appearing in clause (a) thereof and the word “thereafter” appearing in clause (b) thereof.

(b)           Section 2.3 of the Existing Intercreditor Agreement is amended by adding the following paragraph thereto:

“Notwithstanding the foregoing, if UHS or any other Grantor shall grant to the First Lien Collateral Agent any Lien on any additional asset (real, personal or mixed) to secure the First Lien Obligations, then UHS shall (and shall cause each such Grantor to) grant to the Junior Lien Collateral Agent a Lien on such asset to secure the Junior Lien Obligations, which Liens shall be subject in all respects to the terms of this Agreement, including the priority set forth in Section 2.1 hereof; provided, however, that Liens in favor of the First Lien Collateral Agent on cash and cash equivalents to cash collateralize or otherwise satisfy reimbursement obligations relating to letters of credit issued pursuant to the First Lien Documents, to the extent permitted by the Junior Lien Documents,  shall not be subject to the requirement to grant a Lien on such assets to the Junior Lien Collateral Agent set forth above.”

(c)           Section 5.1(a) of the Existing Intercreditor Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“(a)         (i)  If, at any time any Grantor or any First Lien Secured Party delivers notice to the Junior Lien Collateral Agent with respect to any specified Common Collateral (including for such purpose, in the case of the sale or other disposition of all or substantially all of the equity interests in any Subsidiary, any Common Collateral held by such Subsidiary or any direct or indirect Subsidiary thereof) that:

(A)                               such specified Common Collateral has been or is being sold, transferred or otherwise disposed of (a “Disposition”) by the owner of such Common Collateral in a transaction permitted under the Credit Agreement and under the Junior Lien Documents relating to then outstanding Junior Lien Obligations; or

(B)                               the First Priority Liens thereon have been or are being released in connection with a Subsidiary that is released from its guarantee under the Credit Agreement and under the Junior Lien Documents relating to Junior Lien Obligations then outstanding; or

(C)                               the First Priority Liens thereon have been or are being otherwise released as permitted by the Credit Agreement or by the First Lien Collateral Agent on behalf of the First Lien Secured Parties (unless, in the case of clause (B) or (C) of this Section 5.1(a)(i) such release occurs in connection with, and after giving effect to, a Discharge of First Lien Obligations, which discharge is not in connection with a foreclosure of, or other exercise of remedies with respect to, Common Collateral by the First Lien Secured Parties (such discharge not in connection with any such foreclosure or exercise of remedies, a “Payment Discharge”)), then the Junior Liens upon such Common Collateral will automatically be released and discharged as and when, but only to the extent, such Liens on such Common Collateral securing First Lien Obligations are released and discharged (provided that in the case of a Payment Discharge, the Liens on any Common Collateral disposed of in connection with the satisfaction in whole or in part of First Lien Obligations shall be automatically released but any proceeds thereof not used for purposes of the Discharge of First Lien Obligations or otherwise in accordance with the Junior Lien Documents relating to Junior Lien Obligations then outstanding shall be subject to Junior Liens and shall be applied pursuant to Section 4.1). Upon delivery to the Junior Lien Collateral Agent of a notice from the First Lien Collateral Agent stating that any such release of Liens securing or supporting the First Lien Obligations has become effective (or shall become effective upon the Junior Lien Collateral Agent’s release), the Junior Lien Collateral Agent will promptly, at the Company’s expense, execute and deliver such instruments, releases, termination statements or other documents confirming such release on customary terms, which instruments, releases and termination statements shall be substantially identical to the comparable instruments, releases and termination statements executed by the First Lien Collateral Agent in connection with such release. In the case of the sale of capital stock of a Subsidiary or any other transaction resulting in the release of such Subsidiary’s guarantee under the Credit Agreement in accordance with the Credit Agreement, the guarantee in favor of the Junior Lien Secured Parties, if any, made by such Subsidiary will automatically be released and discharged as and when, but only to the extent, the guarantee by such Subsidiary of First Lien Obligations is released and discharged.

(ii)           At such time as (1) the First Lien Obligations have been satisfied in full in cash in accordance with the terms thereof and all commitments and letters of credit thereunder have been terminated or (2) the holders of the First Priority Liens have released their First Priority Liens on all or any portion of the Collateral, the Junior Liens will also be automatically released to the same extent; provided, however, that (a) in the case of clause (1) of this sentence, in the event that an Event of Default under any Junior Lien Document relating to Junior Lien Obligations then outstanding exists as of the date on which the First Lien Obligations are repaid in full and terminated as described in clause (1), the Junior Liens on the Collateral will not be released, except to the extent the Collateral or any portion thereof was disposed of in order to repay the First Lien Obligations secured by the Collateral and, thereafter, (x) the Trustee, solely with respect to the Indenture Secured Parties and the Indenture Obligations, acting at the direction of the holders of a majority of outstanding principal amount of the Notes, and (y) each other Junior Lien Representative, solely with respect to the Junior Lien Secured Parties and the Junior Lien Obligations for which such other Junior Lien Representative has been designated as the duly authorized representative pursuant to the applicable Junior Lien Documents, acting at the direction of the holders of a majority in outstanding principal amount such Junior Lien Obligations, will have the right to direct the Junior Lien Collateral Agent with respect to their respective Junior Lien Obligations to foreclose upon the Collateral (but, in such event, the Junior Liens will be released when such Event of Default and all other Events of Default under any such Junior Lien Document cease to exist), and (b) in the case of clause (2) of this sentence, if the First Priority Lien Obligations (or any portion thereof) are thereafter secured by assets that would constitute Collateral, the Junior Lien Obligations will then be secured by the Junior Liens on such Collateral, to the same extent provided pursuant to the Junior Lien Security Documents.  If UHS subsequently incurs obligations under the Credit Agreement or other First Priority Lien Obligations which are secured by assets of UHS or any other Grantors of the type constituting Collateral, then the Junior Lien Obligations will be secured at such time by a Junior Lien on the collateral securing such First Lien Obligations to the same extent provided by the Junior Lien Documents relating to Junior Lien Obligations then outstanding.”

(d)           Section 8.3 of the Existing Intercreditor Agreement is hereby amended by inserting the words “, each other extant Junior Lien Document” after the words “Indenture Documents” appearing in the penultimate sentence of such Section.

(e)           Section 8.21 of the Existing Intercreditor Agreement is hereby amended as follows:

(i)            in the first sentence of such Section, inserting the words “, each other extant Junior Lien Document” after the words “Indenture Documents” appearing therein; and

(ii)           replacing the last two sentences of such Section with the following:

“Without limiting anything contained herein and for the avoidance of doubt, with respect to any intercreditor agreements (or similar arrangements) entered into by Junior Lien Secured Parties (as among themselves) governing the rights, benefits and privileges among Junior Lien Secured Parties in respect of Common Collateral as referred to above that have or will have Liens junior to the Liens securing the then existing Junior Lien Obligations (x) the Trustee, acting on behalf of the Indenture Secured Parties, and (y) each other Junior Lien Representative, acting on behalf of the Junior Lien Secured Parties for which such other Junior Lien Representative has been designated as the duly authorized representative pursuant to the applicable Junior Lien Documents, may, at the written request of the Company, enter into and execute on behalf of itself and the applicable Junior Lien Secured Parties, any intercreditor agreement with any other Junior Lien Representative on behalf of other Junior Lien Secured Parties with respect the Common Collateral to the extent permitted under the First Lien Documents, the Indenture Documents and each other extant Junior Lien Document, which intercreditor agreement is substantially identical to this Agreement except that the Liens on the Common Collateral granted to such other Junior Lien Secured Parties shall be junior and subordinated to the Junior Liens on the Common Collateral granted to the Junior Lien Secured Parties pursuant to the Junior Lien Security Documents substantially to the same extent as the Junior Liens on the Common Collateral are junior and subordinate to the First Priority Liens granted to the First Lien Secured Parties under this Agreement and the First Lien Security Documents.  The Trustee and each other Junior Lien Representative shall be entitled to conclusively rely on an Officer’s Certificate and an opinion of counsel, at the Company’s expense, that such intercreditor agreement satisfies the criterion set forth in the preceding sentence.”

3.             Conditions to Effectiveness.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the First Lien Collateral Agent and the Junior Lien Collateral Agent shall have duly executed and delivered to the other counterparts of this Amendment.

4.             Limited Effect.  Except as expressly provided by this Amendment, all of the terms and provisions of the Existing Intercreditor Agreement shall remain in full force and effect.

5.             Continuing Effect.  Each signatory hereto further confirms that the Intercreditor Agreement is and shall continue to be in full force and effect and the same is hereby ratified and confirmed in all respects, except that upon the occurrence of the Amendment Effective Date, all references in the Existing Intercreditor Agreement to the “this Agreement,” “thereunder,” “thereof,” or words of similar import shall mean the Intercreditor Agreement as amended by this Amendment.

6.             GOVERNING LAW.  .  THIS AGREEMENT HAS BEEN DELIVERED AND ACCEPTED AT AND SHALL BE DEEMED TO HAVE BEEN MADE AT NEW YORK, NEW YORK AND SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES BOUND HEREBY DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

7.             Miscellaneous.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Copies of this Amendment signed by all parties hereto shall be lodged with the Borrower, the First Lien Collateral Agent and the Junior Lien Collateral Agent.  Delivery of an executed signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

BANK OF AMERICA, N.A.,
as First Lien Collateral Agent

By:	/s/ Brian J. Wright
Name: Brian J. Wright
Title: Senior Vice President

[Signature Page to First Amendment to Intercreditor Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Junior Lien Collateral Agent

By:	/s/ Lynn M. Steiner
Name: Lynn M. Steiner
Title: Vice President

[Signature Page to First Amendment to Intercreditor Agreement]

Acknowledged and Agreed:

UNIVERSAL HOSPITAL SERVICES, INC.

By:	/s/ Susan L. Wolf
Name: Susan L. Wolf
Title: Treasurer

[Signature Page to First Amendment to Intercreditor Agreement]